UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 14, 2004

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-27118	33-0557266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9865 Scranton Road
San Diego, CA  92121

 (Address of principal executive offices, including zip code)

(858) 799-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Accelrys, Inc. (the “Company”) hereby amends Item 1.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2004 in connection with the Company’s press release dated September 14, 2004.  Such Item 1.01 is replaced in its entirety by the following Item 8.01.

Item 8.01.  Other Events

On September 14, 2004, the Company issued a press release announcing an agreement and plan of merger and reorganization with Scitegic, Inc.  A copy of the Company’s press release is furnished as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By:	/S/ John J. Hanlon
John J. Hanlon Executive Vice President and Chief Financial Officer

Date:  September 16, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 14, 2004